UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2006

TELECOMM SALES NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-123655	20-1602779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

516-D River Highway, PMB 297
Mooresville, NC 28117-6830
(Address of Principal Executive Offices/Zip Code)

(512) 236-0925
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2006, the Board of Directors of Telecomm Sales Network, Inc. (“Telecomm”) determined to change Telecomm’s fiscal year-end from September 30 to March 31 in order to coincide with the fiscal year of EnviroSystem’s, Inc., Telecomm’s wholly owned subsidiary. The transition report covering the transition period from September 30, 2005 to March 31, 2006 will be filed on Form 10-KSB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELECOMM SALES NETWORK, INC.

Date: May 12, 2006	By:	/s/ Lloyd Breedlove
J. Lloyd Breedlove,
President and Chief Executive Officer